UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2008

KONA GRILL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34082	20-0216690
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7150 E. Camelback Road, Suite 220 Scottsdale, Arizona	85251
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (480) 922-8100

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

Effective December 11, 2008, Kent D. Carlson resigned from our Board of Directors and as a member of the Audit Committee. On December 12, 2008, we notified the staff of the NASDAQ Stock Market that as a result of Mr. Carlson’s resignation from our Board of Directors and Audit Committee, we no longer complied with the requirements set forth in NASDAQ’s Marketplace Rule 4350 that the board of directors be comprised of a majority of independent directors and the audit committee composition requirement that the audit committee be comprised of at least three independent directors.

On December 15, 2008, we received a letter from Nasdaq indicating that the Company no longer complied with Nasdaq’s independent director and audit committee requirements as set forth in Nasdaq Marketplace Rule 4350. Consistent with Marketplace Rules 4350(c)(1) and 4350(d)(4), Nasdaq has provided the Company a cure period in order to regain compliance until the earlier of the Company’s next annual shareholders’ meeting or December 11, 2009. If our next annual shareholders’ meeting is held before June 9, 2009, then we must evidence compliance by June 9, 2009. We have initiated a search for a successor candidate and expect to appoint a member to the Board of Directors to fill this vacancy within the cure period.

A copy of the press release reporting the notification received from Nasdaq is attached as Exhibit 99.1 to this report and is hereby incorporated by reference herein.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective December 11, 2008, Kent D. Carlson resigned as a director of our company and as a member of the Audit Committee. There was no disagreement or dispute between Mr. Carlson and the Company relating to the Company’s operations, policies or practices.

A copy of the press release announcing Mr. Carlson’s resignation from the Board of Directors is attached hereto as Exhibit 99.2 and is hereby incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1 – Press release dated December 17, 2008 entitled “Kona Grill Reports Nasdaq Deficiency Notice”

Exhibit 99.2 – Press release dated December 15, 2008 entitled “Kona Grill Announces the Resignation of Kent D. Carlson From Its Board of Directors”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 17, 2008		KONA GRILL, INC.

	By:	/s/ Mark S. Robinow
Mark S. Robinow Executive Vice President, Chief Financial Officer, and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated December 17, 2008 entitled “Kona Grill Reports Nasdaq Deficiency Notice”

99.2	Press release dated December 15, 2008 entitled “Kona Grill Announces the Resignation of Kent D. Carlson From Its Board of Directors”